UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported)  August 3, 2010

PLAYLOGIC ENTERTAINMENT, INC.
(Name of Small Business Issuer as specified in its charter)

Delaware	0-49649	23-3083371
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

Concertgebouwplein 13, 1071 ll Amsterdam, The Netherlands
(Address of principal executive offices and zip code)

Company’s telephone number, including area code: (011) 31-20-676-0304

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions (see General Instruction A.2. below):

❒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

❒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

❒	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

❒	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.03  BANKRUPTCY OR RECIEVERSHIP.

Playlogic Entertainment, Inc. (Nasdaq OTC: PLGC.OB), an independent worldwide publisher of entertainment software has announced today that the Company’s trustee has filed for bankruptcy for its subsidiary Playlogic International N.V and her wholly owned subsidiary Playlogic Game Factory B.V., both based in the Netherlands.

Tough market conditions, late payments by large customers and the delays in projects have forced the company to seek protection under the Dutch bankruptcy laws.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

    99.1     Press release of Playlogic Entertainment, Inc. dated August 3, 2010.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

PLAYLOGIC ENTERTAINMENT, INC.

Date: August 3, 2010	By:	/s/ Willem M. Smit
Name: Willem M. Smit Title: President and Chief executive Officer